--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                                  July 21, 1997

We welcome this opportunity to provide you with information about Hyperion 2002 Term Trust, Inc. (the 'Trust') for its annual period ended May 31, 1997 and to share our outlook for the Trust's current fiscal year. The Trust's shares are traded on the New York Stock Exchange ('NYSE') under the symbol 'HTB'.

DESCRIPTION OF THE TRUST

The Trust is a closed-end investment company whose investment objectives are to attempt to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ('MBS') issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or MBS rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch Investors Service, L.P.).

MARKET ENVIRONMENT

The economic growth in the second quarter has slowed from the torrid first quarter pace, leaving intact expectations for low inflation and a steady Federal Reserve interest-rate policy in the third and fourth quarters of 1997.

Over the long term, our outlook for the fixed income market continues to include lower interest rates. Positive fundamentals, such as a reduction in fiscal spending, a decline in global inflationary pressures, increasing productivity, technological advancements and higher savings and investment rates due to the aging of the 'baby boomer' segment of the population are major factors that should result in a decline in interest rates. The fixed income markets usually do reasonably well under these conditions.

PORTFOLIO STRATEGY AND PERFORMANCE

The Trust continues to be managed with a focus on investing in securities with good cash flow stability, high yield and high credit quality. Towards that end, the portfolio's investments are concentrated in MBS, including an 11.5% allocation to U.S. Government Agency Pass-Through Certificates, 39.0% allocation to U.S. Government Agency Collateralized Mortgage Obligations, and 36.2% to non-agency Collateralized Mortgage Obligations. The weighted average coupon of these securities is 6.9%, which places a low level of prepayment risk on the portfolio at current interest rate levels. This high allocation to MBS reflects our confidence in the performance of these securities over the near term.

The Trust's total return for the six and twelve month periods ending May 31, 1997 were 0.68% and 12.39%, respectively. Total investment return is computed based upon the change in Net Asset Value ('NAV') of the Trust's shares and includes reinvestment of dividends. The current monthly dividend the Trust pays its shareholders is $0.03958 per share. The current yield of 6.55% on shares of the Trust is based on the NYSE closing price of $7.25 on May 30, 1997.

The Trust, inclusive of leverage, is currently managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of approximately

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR (CONTINUED)

--------------------------------------------------------------------------------

8 years, with the core assets having a duration of 5.7 years.

The Trust is continuing its share repurchase program. This repurchase program allows the Trust to purchase and retire shares of the Trust in the open marketplace. Such transactions are made when the share price of the Trust is significantly below the Trust's NAV. By purchasing the stock at a discount to the NAV and retiring the stock, the benefit of that spread (between stock purchase price and the NAV) is captured and returned to all of the Trust's remaining shareholders. During the year ended May 31, 1997, the Trust has repurchased and retired 1,905,800 shares, capturing $.0527 in additional NAV per share or $1,787,984 in an actual dollar amount for shareholders.

The chart that follows shows the allocation of the Trust's holdings by asset category on May 31, 1997.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR (CONCLUDED)

--------------------------------------------------------------------------------

                         HYPERION 2002 TERM TRUST, INC.
                  PORTFOLIO OF INVESTMENTS AS OF MAY 31, 1997*

     U.S. Government Agency Pass-Through Certificates             11.50%
     U.S. Government Agency Collateralized Mortgage Obligations   39.00%
     U.S. Treasury Obligations                                     0.70%
     Asset-Backed Securities                                       3.60%
     Collateralized Mortgage Obligations                          36.20%
     Municipal Zero Coupon Securities                              8.80%
     Repurchase Agreement                                          0.20%

* As a percentage of total investments.

CONCLUSION


We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,




KENNETH C. WEISS
Chairman,
Hyperion 2002 Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.





CLIFFORD E. LAI
President,
Hyperion 2002 Term Trust, Inc.
Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS

May 31, 1997
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--75.1%
U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES--16.8%
Federal Home Loan Mortgage
  Corporation                  6.50%     01/01/24       $  38,647  $ 36,714,909
                                                                   ------------
Federal National Mortgage
  Association                  8.00      11/01/24          10,816    11,012,408
                                                                   ------------

TOTAL U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES
  (Cost - $47,734,613)                                               47,727,317
                                                                    ------------
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)--57.2%
Federal Home Loan Mortgage
  Corporation
  Series 1628, Class KC        6.25      05/15/09          10,075     9,357,561
  Series 1727, Class G,
    PAC                        6.50      02/15/23          27,000@   25,762,887
  Series 1694, Class PQ,
    PAC                        6.50      09/15/23          20,000@   19,129,080
  Series 1725, Class B         7.00      10/15/20           7,364     7,185,511
  Series 32, Class C           9.50      03/15/20           9,805@   10,441,707
  Series 158, Class E          9.50      05/15/21          14,800@   16,296,739
                                                                   ------------
                                                                     88,173,485
                                                                   ------------
Federal National Mortgage
  Association
  Series 1994-56, Class H,
    PAC                        6.00      07/25/22          20,000@   18,489,780
  Series 1989-20, Class A      6.75      04/25/18           8,407@    8,008,540
  Series G93-15, Class G,
    PAC                        7.00      06/25/22          20,000@   19,205,180
  Series 1994-79, Class B      7.00      12/25/19          23,100@   22,521,414
  Series 1996-45, Class K      7.00      09/25/21           6,000     5,726,250
                                                                   ------------
                                                                     73,951,164
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)
  (Cost - $158,620,741)                                             162,124,649
                                                                   ------------
U.S. TREASURY OBLIGATIONS--1.1%
U.S. Treasury Inflation
  Indexed Notes
  (Cost - $3,058,396)          3.38      01/15/07           3,029@    2,976,356
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost - $209,413,750)                                             212,828,322
                                                                   ------------
-------------------------------------------------------------------------------


ASSET-BACKED SECURITIES--5.3%
Prime Credit Card Master
  Trust
  Series 1992-2, Class A2      7.45      11/15/02          10,000    10,163,670
                                                                   ------------
The Money Store Home
  Equity Trust
  Series 1996-D, Class A9      7.00      04/15/28           5,000     4,908,985
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost - $14,975,436)                                               15,072,655
                                                                   ------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)

May 31, 1997
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)--53.1%
DLJ Mortgage Acceptance
  Corporation
  Series 1996-CF2, Class
    A1B                        7.29%     11/12/21   $   3,000(a) $  3,010,665
  Series 1996-CF1, Class
    A1B                        7.58      03/13/28       6,000(a)    6,130,974
                                                                 ------------
                                                                    9,141,639
                                                                 ------------
GE Capital Mortgage
  Services, Inc.
  Series 1994-3, Class A12     6.50      01/25/24      15,610      14,510,707
  Series 1996-4, Class A5      7.00      03/25/26      15,546      14,813,475
  Series 1996-8, Class 1A6     7.25      05/25/26      15,327      14,875,527
  Series 1996-11, Class A5     7.50      07/25/26       8,142       8,048,207
                                                                 ------------
                                                                   52,247,916
                                                                 ------------

Merrill Lynch Mortgage
  Investors, Inc.
  Series 1996-C2, Class A2     6.82      11/21/28           5,587     5,473,159
  Series 1995-C3, Class A3     7.09+     12/26/25           7,500     7,346,715
                                                                   ------------
                                                                     12,819,874
                                                                   ------------
Residential Funding
  Mortgage Securities I,
  Inc.
  Series 1994-S9, Class A8     6.50      03/25/24          28,465    26,348,991
  Series 1996-S7, Class
    A12                        7.00      03/25/26          16,108    15,348,170
  Series 1996-S9, Class A7     7.25      04/25/26           4,951     4,805,072
  Series 1996-S14, Class
    A4                         7.50      05/25/26          10,031     9,916,531
                                                                   ------------
                                                                     56,418,764
                                                                   ------------
Structured Asset
  Securities Corporation
  Series 1992-M1, Class A2     7.05      11/25/07          20,000    19,906,560
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS)
  (Cost - $151,230,186)                                             150,534,753
                                                                   ------------
-------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITIES--13.0%
MASSACHUSETTS--3.8%
Massachusetts State
  Series B, FGIC                 (b)     06/01/02           5,000     3,924,570
  Series B, AMBAC                (b)     08/01/02           8,830     6,875,091
                                                                   ------------
                                                                     10,799,661
                                                                   ------------
PENNSYLVANIA--3.1%
Pittsburgh Pennsylvania,
  Water & Sewer Authority
  Series A, Revenue Bond,
    FGIC                         (b)     09/01/03          12,000     8,785,140
                                                                   ------------
TEXAS--3.8%
San Antonio Texas,
  Electric & Gas
  Revenue Bonds, AMBAC           (b)     02/01/03           7,500     5,652,803
  Series B, Revenue Bonds,
    FGIC                         (b)     02/01/04           7,000     5,002,977
                                                                   ------------
                                                                     10,655,780

                                                                   ------------

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)

May 31, 1997
                                                        Principal     Market
                            Current                      Amount       Value
                            Coupon       Maturity        (000s)      (Note 2)
--------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES--13.0% (CONCLUDED)
UTAH--2.3%
Intermountain Power Agency, Utah
  Power Supply
  Series B, Revenue Bonds,
    AMBAC                        (b)     07/01/02       $   8,490  $  6,587,867
                                                                   ------------
TOTAL MUNICIPAL ZERO
  COUPON SECURITIES
  (Cost - $34,423,390)                                               36,828,448
                                                                   ------------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.3%
Dated 5/30/97, with State Street Bank and Trust
  Company, 5.15%,
  due 6/02/97; proceeds: $721,309; collateralized by
  $610,000
  U.S. Treasury Note, 9.00%, due 11/15/18, value:
  $741,386
  (Cost - $721,000)                                           721       721,000
                                                                   ------------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS--146.8%
  (Cost - $410,763,762)                                            $415,985,178

LIABILITIES IN EXCESS OF OTHER ASSETS--(46.8%)                     (132,631,230)
                                                                   ------------

NET ASSETS--100.0%                                                 $283,353,948
                                                                   ------------
                                                                   ------------

-------------------------------------------------------------------------------


 REMIC  Real Estate Mortgage Investment Conduit
   PAC Planned Amortization Class: Security principal payments are within a predetermined range
     @ Portion of or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 5)
   (a)  Private Placement
     + Variable Rate Security: Coupon rate was rate in effect at May 31, 1997 FGIC Financial Guaranty Insurance Company
   (b)  Zero Coupon Bonds
 AMBAC  American Municipal Bond Assurance Corporation

------------------

See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
May 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $410,763,762) (Note 2)..............................................   $415,985,178
Cash............................................................................................              8
Interest receivable.............................................................................      2,414,219
Prepaid expenses and other assets...............................................................        114,183
Deferred organization expenses (Note 2).........................................................          3,274
                                                                                                   ------------
          Total assets..........................................................................    418,516,862
                                                                                                   ------------

LIABILITIES:
Reverse repurchase agreements (Note 5)..........................................................    134,367,250
Interest payable for reverse repurchase agreements (Note 5).....................................        259,426
Payable for Trust shares repurchased............................................................        253,991
Accrued expenses and other liabilities..........................................................        124,766
Investment advisory fee payable (Note 3)........................................................        121,008
Administration fee payable (Note 3).............................................................         36,473
Contingencies (Notes 8 and 9)...................................................................
                                                                                                   ------------
          Total liabilities.....................................................................    135,162,914
                                                                                                   ------------

NET ASSETS (equivalent to $8.35 per share based on
  33,940,039 shares outstanding)................................................................   $283,353,948
                                                                                                   ------------
                                                                                                   ------------


COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 6)..................................................................   $    339,400
Additional paid-in capital......................................................................    322,814,015
Undistributed net investment income.............................................................      5,981,314
Accumulated net realized losses.................................................................    (51,002,197)
Net unrealized appreciation.....................................................................      5,221,416
                                                                                                   ------------
Net assets applicable to capital stock outstanding..............................................   $283,353,948
                                                                                                   ------------
                                                                                                   ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
STATEMENT OF OPERATIONS
For the Year Ended May 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 2):
  Interest.......................................................   $  30,709,681
                                                                    -------------
EXPENSES:
  Investment advisory fee (Note 3)...............................       1,464,036
  Administration fee (Note 3)....................................         438,869
  Insurance......................................................         175,196
  Custodian......................................................          84,686
  Reports to shareholders........................................          81,422
  Audit and tax services.........................................          63,500
  Legal..........................................................          59,107
  Directors' fees................................................          45,000
  Registration...................................................          33,094
  Transfer agency................................................          25,225
  Amortization of organization expenses (Note 2).................           8,122
  Miscellaneous..................................................          36,724
                                                                    -------------
     Total operating expenses....................................       2,514,981
          Interest expense (Note 5)..............................       7,230,146
                                                                    -------------
     Total expenses..............................................       9,745,127
                                                                    -------------
  Net investment income..........................................      20,964,554
                                                                    -------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENT AND SHORT SALE TRANSACTIONS (Note 2):

Net realized losses on:
  Investment transactions........................................      (4,571,127)
  Short sale transactions........................................         (52,344)
                                                                    -------------
                                                                       (4,623,471)
                                                                    -------------

Net change in unrealized appreciation on investments.............      13,293,713
                                                                    -------------
Net realized and unrealized gain on investment and short sale
  transactions...................................................       8,670,242
                                                                    -------------
Net increase in net assets resulting from operations.............   $  29,634,796
                                                                    -------------
                                                                    -------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------

HYPERION 2002 TERM TRUST, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                     For the Year    For the Year
                                                        Ended            Ended
                                                     May 31, 1997    May 31, 1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS:
  Net investment income...........................   $ 20,964,554    $  20,944,262
  Net realized losses on investment, short sale,
     futures and written option transactions......     (4,623,471)      (7,926,733)
  Net change in unrealized appreciation
     (depreciation) on investment and futures
     transactions.................................     13,293,713      (11,392,256)
                                                     ------------    -------------
  Net increase in net assets resulting from
     operations...................................     29,634,796        1,625,273
                                                     ------------    -------------

DIVIDENDS TO SHAREHOLDERS (Note 2):
  Net investment income...........................    (18,367,468)     (19,066,488)
                                                     ------------    -------------


CAPITAL STOCK TRANSACTIONS (Note 6):
  Cost of Trust shares repurchased and retired....    (13,948,012)        (607,497)
                                                     ------------    -------------
       Total decrease in net assets...............     (2,680,684)     (18,048,712)

NET ASSETS:
  Beginning of year...............................    286,034,632      304,083,344
                                                     ------------    -------------
  End of year (including undistributed net
     investment income of $5,981,314 and
     $3,384,228, respectively)....................   $283,353,948    $ 286,034,632
                                                     ------------    -------------
                                                     ------------    -------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Year Ended May 31, 1997
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash flows provided by operating activities:
  Interest received (excluding net accretion of $2,204,820)....................................   $  28,805,637
  Interest expense paid........................................................................      (7,023,707)
  Operating expenses paid......................................................................      (2,457,953)
  Purchase of short-term portfolio investments, including options, net.........................        (867,563)
  Purchase of long-term portfolio investments and short covers.................................    (148,939,671)
  Proceeds from dispositions of long-term portfolio investments,
     short sales and principal paydowns........................................................     156,158,976
                                                                                                  -------------
  Net cash provided by operating activities....................................................      25,675,719
                                                                                                  -------------
Cash flows used for financing activities:
  Cash used to repurchase and retire Trust shares..............................................     (13,694,021)
  Net cash provided by reverse repurchase agreements...........................................       6,385,500
  Cash dividends paid..........................................................................     (18,367,468)
                                                                                                  -------------
  Net cash used for financing activities.......................................................     (25,675,989)
                                                                                                  -------------
Net decrease in cash...........................................................................            (270)
Cash at beginning of year......................................................................             278
                                                                                                  -------------

Cash at end of year............................................................................   $           8
                                                                                                  -------------
                                                                                                  -------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations...........................................   $  29,634,796
                                                                                                  -------------
  Decrease in investments......................................................................       8,770,393
  Increase in net unrealized appreciation on investments.......................................     (13,293,713)
  Decrease in interest receivable..............................................................         300,776
  Decrease in other assets.....................................................................          14,135
  Decrease in advisory/administration fees payable.............................................          (1,572)
  Increase in accrued expenses and other liabilities...........................................         250,904
                                                                                                  -------------
          Total adjustments....................................................................      (3,959,077)
                                                                                                  -------------
Net cash provided by operating activities......................................................   $  25,675,719
                                                                                                  -------------
                                                                                                  -------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
FINANCIAL HIGHLIGHTS

                                                                                                             For the Period
                                            For the Year    For the Year    For the Year    For the Year    November 2, 1992*
                                               Ended           Ended           Ended           Ended             through
                                            May 31, 1997    May 31, 1996    May 31, 1995    May 31, 1994      May 31, 1993
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....     $   7.98        $   8.46        $   8.07        $   9.05          $    9.37**
                                            ------------    ------------    ------------    ------------    -----------------
Net investment income....................         0.60            0.58            0.67            0.68               0.44
Net effect of shares repurchased.........         0.05            0.01            0.01            0.01                 --
Net realized and unrealized gain (loss)
  on investment, short sale, futures and
  written option transactions............         0.24           (0.54)           0.34           (0.95)             (0.36)
                                            ------------    ------------    ------------    ------------    -----------------
Net increase (decrease) in net asset
  value resulting from operations........         0.89            0.05            1.02           (0.26)              0.08
                                            ------------    ------------    ------------    ------------    -----------------

Dividends from net investment
  income.................................        (0.52)          (0.53)          (0.63)          (0.72)             (0.40)
                                            ------------    ------------    ------------    ------------    -----------------
Net asset value, end of period...........     $   8.35        $   7.98        $   8.46        $   8.07          $    9.05
                                            ------------    ------------    ------------    ------------    -----------------
                                            ------------    ------------    ------------    ------------    -----------------
Market price, end of period..............     $   7.25        $  6.875        $   7.25        $   7.25          $   9.125
                                            ------------    ------------    ------------    ------------    -----------------
                                            ------------    ------------    ------------    ------------    -----------------
TOTAL INVESTMENT RETURN+.................        13.28%           2.11%           9.46%         (13.17)%            (1.18)%(1)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTARY DATA:
Net assets, end of period (000s).........     $283,354        $286,035        $304,083        $291,463          $ 328,672
Total operating expenses.................         0.86%           0.93%           0.91%           0.81%              0.80%(2)
Interest expense.........................         2.47%           2.47%           2.29%           1.34%              1.66%(2)
Net investment income....................         7.16%           6.89%           8.50%           7.90%              8.34%(2)
Portfolio turnover rate..................           35%             64%            356%            628%               237%

------------------
* Commencement of investment operations.

** Net of offering costs of $0.02.

+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.

(1) Not Annualized.

(2) Annualized.

------------------

See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
May 31, 1997
--------------------------------------------------------------------------------

1. THE TRUST:

Hyperion 2002 Term Trust, Inc. (the 'Trust'), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The Trust had no transactions until October 20, 1992, when it sold 10,639 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the 'Advisor'). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2002 and thereafter to terminate.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ('MBS') issued or guaranteed by the U.S. Government or one of its agencies or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions, and the current ask price for short positions. The Trust values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

At May 31, 1997, 7% of the investments in securities held by the Trust were valued on the basis of bid prices provided by one principal market maker. These prices may differ from the value that would have been used had a broader market for these securities existed.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased: The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.

Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
May 31, 1997
--------------------------------------------------------------------------------

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes:  It is the Trust's intention to meet the requirements of the Internal

Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Expenses: A total of $40,500 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
May 31, 1997
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. For the year ended May 31, 1997, the Advisor earned $1,464,036 in Investment Advisory Fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the year ended May 31, 1997, the Administrator earned $438,869 in Administration Fees.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor.

4. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended May 31, 1997 were $67,626,285 and $67,815,582, respectively. Purchases and sales of U.S. Government securities, for the year ended May 31, 1997 were $81,313,387 and $82,639,426, respectively. For purposes of this footnote, U.S. Government securities includes securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at May 31, 1997 was $410,763,762 which was substantially the same for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $5,221,416 (gross unrealized appreciation--$9,587,464; gross unrealized depreciation--$4,366,048). At May 31, 1997, the Trust had a capital loss carryforward of $47,514,793, of which $30,666,463 expires in 2002, $7,809,791 expires in 2003, $4,415,068 expires in 2004 and $4,623,471 expires in 2005, available to offset any future capital gains. However, if the Trust terminates as expected in 2002 the capital loss carryforward must be utilized by 2002 in order for shareholders to realize a benefit.

5. BORROWINGS:

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At May 31, 1997, the Trust had the following reverse repurchase agreements outstanding:

                                         MATURITY IN
                                       ZERO TO 30 DAYS
                                       ---------------
Maturity Amount.....................    $ 134,722,598
                                       ---------------
Market Value of Assets Sold
  Under Agreements..................    $ 139,518,632
                                       ---------------
Weighted Average Interest Rate......            5.60%
                                       ---------------

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
May 31, 1997
--------------------------------------------------------------------------------

The average daily balance of reverse repurchase agreements outstanding during the year ended May 31, 1997, was approximately $132,130,137, at a weighted average interest rate of 5.47%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $158,867,000 as of February 12, 1997, which was 36.79% of total assets.

6. CAPITAL STOCK:

There are 75 million shares of $0.01 par value common stock authorized. Of the 33,940,039 shares outstanding at May 31, 1997, the Advisor owned 10,639 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 5.4 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

During the years ended May 31, 1997 and 1996, the Trust repurchased totals of 1,905,800 and 84,500 shares of its outstanding common stock at costs of

$13,948,012 and $607,497 and average discounts of approximately 11.7% and 16.2% from its net asset value, respectively. All shares repurchased either have been or will be retired.

7. FINANCIAL INSTRUMENTS:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no open futures contracts at May 31, 1997.

There was no written option activity for the year ended May 31, 1997.

8. LITIGATION:

During the months of October and November 1993, purported class action lawsuits were instituted against the Trust and its directors, officers and underwriters by certain shareholders of the Trust in the United States District Court, Southern District of New York. The plaintiffs in those actions generally alleged that the defendants made inadequate and misleading disclosure in the registration statement and prospectus for the Trust, in particular, as such disclosure relates to the nature and risks of 'interest-only mortgage strip securities' and the Trust's investments in those instruments. A Pre-Trial Order of Consolidation dated December 27, 1993 consolidated these and other actions under the consolidated caption In re: Hyperion Securities Litigation Master File No. 93-CIV-7179 (MBM). Pursuant to the terms of the Order of Consolidation, one consolidated amended complaint was served upon the Trust and the other defendants which superseded all other complaints previously filed. The Advisor was added as a defendant in that complaint. On April 8, 1994, the defendants moved to dismiss the consolidated complaint. Pursuant to an order dated October 3, 1994, the Court stayed all discovery in the Action except for certain limited document discovery. In November 1994, while the motion to dismiss was still pending, plaintiffs filed a second consolidated amended complaint which superseded the first amended complaint. The allegations in the second consolidated amended complaint relate to the accuracy of the defendants' representations to investors about the Trust's investment objectives, and level and adequacy of the disclosure in the prospectus for the Trust used in connection with its initial public offering. Defendants moved to dismiss the second consolidated amended complaint in December 1994. Judge Michael B. Mukasey issued an opinion and order dated July 12, 1995 dismissing the second consolidated amended complaint without leave to replead. The plaintiffs filed a motion to reargue on July 27, 1995 and Judge Mukasey denied the motion to reargue on September 6, 1995. Plaintiffs filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit on August 17, 1995. On October 15, 1996, a three judge panel of the Court of Appeals for the Second Circuit in a two to

one vote affirmed Judge

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
May 31, 1997
--------------------------------------------------------------------------------

Michael B. Mukasey's July 12, 1995 opinion and order dismissing with prejudice plaintiffs' second consolidated amended complaint for failure to identify any misrepresentations or misleading omissions in the registration statement and prospectus for the Trust. Appellants filed a petition for rehearing and suggestion for rehearing in banc by the entire appellate court on October 29, 1996. On January 7, 1997, the appellate court denied the appellants' petition for rehearing in banc. On April 7, 1997, plaintiffs filed a petition for a writ of certiorari in the Supreme Court of the United States. On May 8, 1997, the defendants filed briefs in opposition to the petition for a writ of certiorari in the Supreme Court of the United States. Please refer to Note 9 for further information.

Pursuant to the Underwriting Agreement between the Trust and its underwriters, the Trust and the Advisor have jointly and severally agreed to indemnify the underwriters for their liabilities, losses and costs directly related to certain contents of the prospectus and registration statement of the Trust. The underwriters have provided notification to the Trust and the Advisor that they intend to exercise their rights of indemnification in the event that they are subject to liabilities, costs or losses that are covered by the indemnity. In addition, pursuant to the Investment Advisory Agreement between the Trust and the Advisor, the Advisor is indemnified for all of its liabilities, losses and costs in connection with any matter involving the Trust, except for actions relating to the gross negligence, willful malfeasance or fraud of the Advisor. In addition, the Trust's Articles of Incorporation provide for the indemnification of its Directors. The Trust's Directors and Advisor have also notified the Trust of their intention to seek indemnification. The Trust has incurred litigation expenses for the year ended May 31, 1997 to the indemnified parties noted above, based upon amounts which are deemed reimbursable in accordance with the indemnification provisions. Pursuant to these indemnification provisions, the Trust reimbursed $20,840 of litigation expenses to the Advisor during the year ended May 31, 1997. This amount was previously advanced by the Advisor on behalf of the Trust, its directors, certain of its officers and underwriters. The Trust has included these amounts in legal fees.

9. SUBSEQUENT EVENTS:

The Trust's Board of Directors declared the following regular monthly dividends:

 DIVIDEND      RECORD      PAYABLE
PER SHARE       DATE         DATE

----------    --------     --------
$0.03958      06/16/97     06/26/97
$0.03958      07/21/97     07/31/97

On June 9, 1997, the Supreme Court of the United States denied the petition for a writ of certiorari in Hyperion Securities Litigation, (under the name Marilyn Okley, et al v. Hyperion 1999 Term Trust, Inc., et al), and no further appeals are possible. Please refer to Note 8 for further information.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
HYPERION 2002 TERM TRUST, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hyperion 2002 Term Trust, Inc. (the 'Trust') at May 31, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 2, 1992 (commencement of operations) through May 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at May 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers was not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
July 17, 1997

--------------------------------------------------------------------------------
                          TAX INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (May 31, 1997) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 4.21% of the Trust's distributions during the fiscal year ended May 31, 1997 were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.

A notification sent to shareholders with respect to calendar 1996, which reflected the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099-DIV and was mailed in January 1997. Because the Trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1997. The second notification, which will reflect the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1998. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)
--------------------------------------------------------------------------------

                                                                         NET REALIZED AND
                                                                         UNREALIZED GAINS
                                                                             (LOSSES)
                                                                       ON INVESTMENT, SHORT          NET INCREASE
                                                                         SALE, FUTURES AND        (DECREASE) IN NET
                                                  NET INVESTMENT              WRITTEN              ASSETS RESULTING
                                                      INCOME            OPTION TRANSACTIONS        FROM OPERATIONS
                                   TOTAL      ----------------------  -----------------------  ------------------------
QUARTERLY PERIOD                   INCOME       AMOUNT     PER SHARE     AMOUNT     PER SHARE     AMOUNT     PER SHARE*
----------------------------------------------------------------------------------------------------------------
November 2, 1992**
 to November 30, 1992.......... $  1,811,843  $ 1,533,358    $0.04    $    737,934   $  0.03   $  2,271,292    $ 0.07
December 1, 1992
 to February 28, 1993..........    9,122,966    7,032,751     0.19      (3,681,008)    (0.10)     3,351,743      0.09
March 1, 1993
 to May 31, 1993...............    9,872,116    7,502,266     0.21     (10,302,260)    (0.29)    (2,799,994)    (0.08)
June 1, 1993

 to August 31, 1993............    7,900,285    5,891,890     0.17      (7,056,496)    (0.19)    (1,164,606)    (0.02)
September 1, 1993
 to November 30, 1993..........    7,647,909    6,287,067     0.17     (14,250,814)    (0.40)    (7,963,747)    (0.23)
December 1, 1993
 to February 28, 1994..........    7,304,356    5,779,371     0.16      (3,697,312)    (0.10)     2,082,059      0.06
March 1, 1994
 to May 31, 1994...............    8,257,401    6,489,914     0.18      (9,318,373)    (0.26)    (2,828,459)    (0.08)
June 1, 1994
 to August 31, 1994............    8,111,892    6,080,085     0.17      (4,477,491)    (0.12)     1,602,594      0.05
September 1, 1994
 to November 30, 1994..........    8,953,967    6,721,015     0.19     (12,361,939)    (0.34)    (5,640,924)    (0.15)
December 1, 1994
 to February 28, 1995..........    8,177,423    5,855,585     0.16      11,776,995      0.32     17,632,580      0.48
March 1, 1995
 to May 31, 1995...............    7,992,242    5,503,840     0.15      17,498,730      0.49     23,002,570      0.64
June 1, 1995
 to August 31, 1995............    7,720,721    5,165,495     0.15      (1,657,645)    (0.05)     3,507,850      0.10
September 1, 1995
 to November 30, 1995..........    7,757,245    5,135,530     0.14       8,211,190      0.23     13,346,720      0.37
December 1, 1995
 to February 29, 1996..........    7,967,548    5,119,151     0.14      (7,838,546)    (0.22)    (2,719,395)    (0.08)
March 1, 1996
 to May 31, 1996...............    7,830,152    5,524,086     0.15     (18,033,989)    (0.50)   (12,509,903)    (0.35)
June 1, 1996
 to August 31, 1996............    7,973,437    5,540,861     0.16         904,649      0.03      6,445,510      0.19
September 1, 1996
 to November 30, 1996..........    7,685,737    5,350,099     0.15      19,086,151      0.54     24,436,250      0.69
December 1, 1996
 to February 28, 1997..........    7,482,318    5,071,417     0.15     (10,119,650)    (0.29)    (5,048,233)    (0.14)
March 1, 1997
 to May 31, 1997...............    7,568,189    5,002,177     0.14      (1,200,908)    (0.04)     3,801,269      0.10


                                     DIVIDENDS AND
                                     DISTRIBUTIONS      SHARE PRICE
                                 ---------------------  ------------
QUARTERLY PERIOD                   AMOUNT    PER SHARE  HIGH     LOW
-------------------------------
November 2, 1992**
 to November 30, 1992..........  $        --   $  --    $10 1/8  $10
December 1, 1992
 to February 28, 1993..........    7,265,759    0.20     10 1/8   9 1/2
March 1, 1993
 to May 31, 1993...............    7,265,759    0.20     10 1/8   8 7/8
June 1, 1993
 to August 31, 1993............    7,265,759    0.20      9 7/8   8 1/4
September 1, 1993
 to November 30, 1993..........    6,655,302    0.18      9 3/8   7 1/2
December 1, 1993
 to February 28, 1994..........    6,200,403    0.17      8       7 3/8
March 1, 1994
 to May 31, 1994...............    5,876,469    0.17      7 5/8   7

June 1, 1994
 to August 31, 1994............    5,863,752    0.17      7 3/8   6 3/4
September 1, 1994
 to November 30, 1994..........    5,848,698    0.16      7 1/8   6 1/4
December 1, 1994
 to February 28, 1995..........    5,539,380    0.15      7       6 1/2
March 1, 1995
 to May 31, 1995...............    5,389,408    0.15      7 3/8   6 3/4
June 1, 1995
 to August 31, 1995............    4,939,722    0.14      7 5/8   6 3/4
September 1, 1995
 to November 30, 1995..........    4,713,040    0.13      7 3/8   7
December 1, 1995
 to February 29, 1996..........    4,708,389    0.13      7 1/2   7 1/8
March 1, 1996
 to May 31, 1996...............    4,705,337    0.13      7 3/8   6 5/8
June 1, 1996
 to August 31, 1996............    4,704,739    0.13      7 1/8   6 3/4
September 1, 1996
 to November 30, 1996..........    4,702,621    0.13      7 3/8   6 3/4
December 1, 1996
 to February 28, 1997..........    4,667,444    0.13      7 1/2   7
March 1, 1997
 to May 31, 1997...............    4,292,664    0.13      7 1/2   7

 * Excludes net effect of shares repurchased.
** Commencement of investment operations.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
One Liberty Plaza
165 Broadway, 36th Floor
New York, New York 10006-1404
FOR GENERAL INFORMATION ABOUT THE TRUST:
(800) HYPERION

TRANSFER AGENT

BOSTON EQUISERVE L.P.
Investor Relations Department
P.O. Box 8200
Boston, Massachusetts 02266-8200
FOR SHAREHOLDER SERVICES:
(800) 426-5523

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116


INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

GIBSON DUNN & CRUTCHER LLP
1050 Connecticut Avenue, N.W., 9th Floor
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

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OFFICERS & DIRECTORS

------------------------------------------------------

Kenneth C. Weiss
Chairman

Lewis S. Ranieri
Director

Garth Marston*
Director

Rodman L. Drake*
Director

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan

Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

Joseph W. Sullivan
Treasurer

* Audit Committee Members

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                      [LOGO]

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This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.


                         HYPERION 2002 TERM TRUST, INC.
                               One Liberty Plaza
                            165 Broadway, 36th Floor
                            New York, NY 10006-1404





                                Annual Report

                                 May 31, 1997